SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2011

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, MN	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 1.02	Termination of a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 17, 2011, Xcel Energy Inc. and its wholly-owned subsidiaries Northern States Power Company (“NSP-Minnesota”), Northern States Power Company (“NSP-Wisconsin”), Public Service Company of Colorado (“PSCo”) and Southwestern Public Service Company (“SPS”) each entered into new credit agreements.

Xcel Energy’s new $800 million credit agreement is with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent, and the several lenders party thereto.  Xcel Energy’s new credit facility replaced its $771.6 million facility dated as of December 14, 2006 among Xcel Energy Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and Citicorp USA, Inc., UBS Loan Finance LLC, and Wells Fargo, National Association as Documentation Agents, and the several lenders party thereto, which was terminated on March 17, 2011.  The old credit facility was scheduled to expire in December 2011.

NSP-Minnesota’s new $500 million credit agreement is with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent, and the several lenders party thereto.  NSP-Minnesota’s new credit facility replaced its $482.2 million facility dated as of December 14, 2006 among NSP-Minnesota, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, The Bank of New York, The Bank of Tokyo-Mitsubishi, LTD., Chicago Branch, and Wells Fargo, National Association as Documentation Agents, and the several lenders party thereto, which was terminated on March 17, 2011.  The old credit facility was scheduled to expire in December 2011.

PSCo’s new $700 million credit agreement is with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent, and the several lenders party thereto.  PSCo’s new credit facility replaced its $675.1 million facility dated as of December 14, 2006 among PSCo, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, BMO Capital Markets, The Bank of Tokyo-Mitsubishi, LTD., Chicago Branch, and Keybank National Association as Documentation Agents, and the several lenders party thereto, which was terminated on March 17, 2011.  The old credit facility was scheduled to expire in December 2011.

SPS’ new $300 million credit agreement is with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent, and the several lenders party thereto.  SPS’ new credit facility replaced its $247.9 million facility dated as of December 14, 2006 among SPS, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, The Bank of New York, BMO Capital Markets, and Keybank National Association as Documentation Agents, and the several lenders party thereto, which was terminated on March 17, 2011.  The old credit facility was scheduled to expire in December 2011.

NSP-Wisconsin entered into a new $150 million agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent, and the several lenders party thereto.

Each of the facilities is unsecured, has a four-year term, contains maturity extension provisions (for two additional one year periods) and, other than NSP-Wisconsin’s credit facility, under certain circumstances, may be increased (by up to $200 million for Xcel Energy, by up to $100 million for each of NSP-Minnesota and PSCo and by up to $50 million for SPS).  The facilities permit borrowings at interest rates equal to the Eurodollar rate, plus a margin of 100 basis points to 200 basis points, or an alternate base rate.  The facilities also provide for a commitment fee that ranges from 10 basis points to 35 basis points on the unused portion of the line.  Interest rates and commitment fees are based on the applicable borrower’s then-current senior unsecured credit ratings.  Advances under the facilities are subject to certain conditions precedent, including the accuracy of certain representations and warranties and the absence of any default or event of default.  Advances will be used for general corporate purposes, including as backup for the borrower’s commercial paper program and for letters of credit.

Each of the facilities has one financial covenant, requiring that the applicable borrower’s consolidated funded debt to total capitalization ratio be less than or equal to 65 percent.  The facilities also contain covenants, which restrict the borrowers and certain subsidiaries in respect of, among other things, mergers and consolidations, sales of all or substantially all assets, incurrence of liens and transactions with affiliates. The facilities are subject to acceleration upon the occurrence of an event of default, including cross-default to indebtedness in excess of $75 million in the aggregate, change of control (as defined in the applicable borrower’s credit agreement), nonpayment of judgments of $75 million or more, and the occurrence of certain Employee Retirement Income Security Act of 1974 and bankruptcy events.

As of March 21, 2011, Xcel Energy, NSP-Minnesota, NSP-Wisconsin, PSCo and SPS had availability (after taking into account direct borrowings, outstanding commercial paper and letters of credit) under the new credit facilities of approximately $439 million, $495 million, $150 million, $678 million, and $281 million respectively.

Copies of each credit agreement are filed as Exhibits 99.01, 99.02, 99.03, 99.04 and 99.05 hereto and are incorporated by reference herein.  The description of the credit agreements above is qualified in its entirety by reference to the full text of each credit agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

99.01
Credit Agreement, dated as of March 17, 2011 among Xcel Energy Inc., as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.02
Credit Agreement, dated as of March 17, 2011 among Northern States Power Company, a Minnesota corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.03
Credit Agreement, dated as of March 17, 2011 among Northern States Power Company, a Wisconsin corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.04
Credit Agreement, dated as of March 17, 2011 among Public Service Company of Colorado, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.05
Credit Agreement, dated as of March 17, 2011 among Southwestern Public Service Company, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL ENERGY INC.
(a Minnesota Corporation)

		By	/s/ George E. Tylson II
Name: George E. Tyson II
Title: Vice President and Treasurer

Date:	March 23, 2011

Exhibit Index

Exhibit	Description

99.01
Credit Agreement, dated as of March 17, 2011 among Xcel Energy Inc., as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.02
Credit Agreement, dated as of March 17, 2011 among Northern States Power Company, a Minnesota corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.03
Credit Agreement, dated as of March 17, 2011 among Northern States Power Company, a Wisconsin corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.04
Credit Agreement, dated as of March 17, 2011 among Public Service Company of Colorado, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.05
Credit Agreement, dated as of March 17, 2011 among Southwestern Public Service Company, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Capital, the investment banking division of Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent